UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2005

                                IPIX CORPORATION
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             (Exact name of registrant as specified in its charter)


                          DELAWARE      000-26363       52-2213841
                          --------      ---------       ----------
                    (State or other     (Commission     (IRS Employer
       jurisdiction of incorporation)   File Number)    Identification Number)


               3160 Crow canyon road, san ramon, california 94583
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (925) 242-4002
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


   On January 11, 2005, IPIX Corporation entered into an asset purchase agreement (the "Asset Purchase Agreement") with AdMission, Inc., a privately held Delaware corporation ("AdMission") in which IPIX agreed to sell to AdMission certain of its assets (including certain patent rights and other intellectual property) and contracts relating to its IPIX AdMission business unit (the "AdMission Business"). In consideration for the sale, IPIX will receive 1,035,000 shares of the Series A Convertible Preferred Stock of AdMission and a warrant to purchase 200,000 shares of the Common Stock of AdMission. Additionally, AdMission will assume certain liabilities associated with the AdMission Business. Sarah Pate, IPIX's former Executive Vice President and General Manager of IPIX AdMission, will become the President and Chief Executive Officer of AdMission. A copy of the Asset Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K. A copy of the Patent Transfer, License and Repurchase Agreement and the IPIX Trademark/Service Mark License Agreement both to be entered into by and between the Company and AdMission, Inc. upon the closing of transactions contemplated by the Asset Purchase Agreement, are filed with this Form 8-K as Exhibit 10.2 and Exhibit 10.3. A copy of the press release related to IPIX's announcement of the transaction is attached to this Form 8-K as Exhibit 99.1.

   In connection with the execution of the asset purchase agreement, IPIX accelerated the vesting of 264,609 options held by employees of the IPIX AdMission division who are transferring to AdMission, which options became exercisable on January 11, 2005. This amount included 50,000 options held by Ms. Pate.

   Subject to the satisfaction of certain closing conditions, the transaction is expected to close on or about February 2, 2005.



ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

   Assuming completion of the sale of the AdMission Business as described in
Item 1.01 above, which disclosure is incorporated into this Item 2.05 by reference, IPIX will incur exit costs related to the disposal of this business. In addition, IPIX will relocate its principal office to Vienna, Virginia and will close its office in San Ramon, California. The office relocation and closure are expected to occur during the first calendar quarter of 2005.

   IPIX estimates that it will incur costs of approximately $3.3 million in connection with the sale of the AdMission Business and the closing of its San Ramon office. These costs include approximately $1.5 million in lease termination costs, $0.5 million in asset disposal costs, $0.5 million in severance expenses and $0.8 million associated with the accelerated vesting of options held by transferred employees.

   Approximately $2.5 million of these charges will be cash expenditures and approximately $0.8 million of the costs associated with the accelerated options represent non-cash charges. All of the charges are expected to be incurred during the first quarter of 2005.


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


ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS.

   On January 11, 2005, Sarah Pate resigned as Executive Vice President and General Manager of IPIX AdMission and as an employee of IPIX in order to assume the position as President and Chief Executive Officer of AdMission, Inc.

   On January 11, 2005, after the Company had issued its press release relating to sale of its AdMission Business, Paul Farmer submitted a letter of resignation as Chief Financial Officer, Executive Vice President, Secretary and Treasurer of the Company because he does not plan to relocate to IPIX's new principal corporate office in Virginia. His resignation has been accepted by IPIX and will be effective on January 21, 2005. A copy of the Company's press release dated January 17, 2005 announcing Mr. Farmer's resignation is attached to this current report as Exhibit 99.2. IPIX has commenced a search for a replacement for Mr. Farmer and expects to appoint a successor as soon as practicable. Kara Brand, the Company's Controller, will serve as the interim Chief Financial Officer, Treasurer and Secretary of the Company.



ITEM 8.01.  OTHER EVENTS.

   On January 11, 2005, IPIX issued a press release announcing the sale of its AdMission Business. A copy of the Company's press release is attached hereto as
Exhibit 99.1.

   On January 17, 2005 IPIX issued a press release announcing the resignation of its Chief Financial Officer and the appointment of Kara Brand as interim Chief Financial Officer. A copy of the Company's press release is attached hereto as Exhibit 99.2.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   Filed as Exhibit 10.1 is a copy of the Asset Purchase Agreement. Also furnished, as Exhibit 10.2 and Exhibit 10.3, are the Patent Transfer, License and Repurchase Agreement and the IPIX Trademark/Service Mark License Agreement, both to be entered into by and between the Company and AdMission, Inc. upon the closing of the transactions contemplated by the Asset Purchase Agreement.

   Furnished as Exhibit 99.1 is a copy of the Company's press release issued on January 11, 2005 announcing the sale of the Company's AdMission Business, the resignation of Ms. Pate from the Company and the intention of Mr. Farmer not to continue as the Company's CFO because of the Company's relocation to new corporate headquarters in Virginia.

   Furnished as Exhibit 99.2 is a copy of the Company's press release issued on January 17, 2005 announcing the resignation of Mr. Farmer and the appointment of Ms. Brand as interim Chief Financial Officer.

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
                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IPIX CORPORATION



Dated:  January 17, 2005               /s/ Clara M. Conti
                                       ------------------
                                       Clara M. Conti
                                       President and Chief Executive Officer